UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - November 4, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                    0-22122                     13-3354896
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(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


              850 Canal Street, Stamford, Connecticut              06902
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              (Address of principal executive offices)           (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

         Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc.

         MTM disclosed on its Form 8-K filed with the Securities and Exchange Commission on August 19, 2005 that on August 16, 2005, MTM, as Purchaser, entered into an Agreement and Plan of Merger (the "Merger Agreement") with (A) NEXL, Inc., a Massachusetts corporation ("Nexl"), (B) MTM Technologies (Massachusetts), LLC, a Delaware limited liability company (the "Merger Subsidiary"), and (C) certain shareholders of Nexl whereby, subject to the terms and conditions of the Merger Agreement Nexl will be merged with and into the Merger Subsidiary (the "Merger").

         MTM anticipates that the Merger will be completed on or about November 22, 2005. The financial statements disclosed in Item 9 below, are disclosed in connection with the Merger.

ITEM 8.  OTHER EVENTS

8.01     Other Events

         On November 4, 2005, Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P., and CVC II Partners, LLC (collectively, the "Shareholders") entered into a voting agreement whereby the Shareholders agreed to vote in favor of MTM issuing up to 700,000 warrants to purchase shares of its common stock that MTM expects to issue in connection with entering into a credit agreement to borrow up to $25,000,000 from Columbia Partners, L.L.C. Investment Management, in its capacity as agent and authorized representative of the National Electrical Benefit Fund. A copy of the voting agreement is attached hereto as Exhibit 99.1

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Audited Financial Statements for Nexl, Inc. as of December 31, 2004,
2003 and 2002, and the Audited Financial Statements for Nexl, Inc. for the six months ended June 30, 2005 and year ended December 31, 2004 are attached hereto as Exhibit 99.2

(b)  Pro forma financial information.

     The pro forma financial information that is required pursuant to this Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date that the initial report on Form 8-K disclosing the completion of the Merger is required to be filed.


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


(c)  Exhibits


Exhibit 99.1 Voting Agreement dated as of November 4, 2005 by and among Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P., and CVC II Partners, LLC.

Exhibit 99.2 Audited Financial Statements for Nexl, Inc. as of December 31, 2004, 2003 and 2002, and the Audited Financial Statements for Nexl, Inc. for the six months ended June 30, 2005 and year ended December 31, 2004.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         ----------------------
                                         (Registrant)


                                         By: /s/ Alan Schwartz
                                            ------------------------------------
                                            Alan Schwartz, Senior Vice President
                                            and Chief Financial Officer


November 4, 2005


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


                                  EXHIBIT INDEX
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EXHIBIT
-------

Exhibit 99.1 Voting Agreement dated as of November 4, 2005 by and among Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P., and CVC II Partners, LLC.

Exhibit 99.2 Audited Financial Statements for Nexl, Inc. as of December 31, 2004, 2003 and 2002, and the Audited Financial Statements for Nexl, Inc. for the six months ended June 30, 2005 and year ended December 31, 2004.


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